UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 20, 2021

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of FB Financial Corporation (the “Company”) was held on May 20, 2021. At the annual meeting, the Company’s shareholders elected 14 directors to hold office for one year and until their successors are duly elected and qualified: Jimmy Allen, William F. Andrews, James W. Ayers, J. Jonathan Ayers, William F. Carpenter III, Agenia Clark, James W. Cross IV, James L. Exum, Christopher T. Holmes, Orrin H. Ingram, Raja J. Jubran, Stuart McWhorter, Emily J. Reynolds, and Melody J. Sullivan. In addition, at the annual meeting, the shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposal to amend the Company’s charter to eliminate the supermajority voting requirements failed to receive the required approval of the holders of 80% of the outstanding shares of the Company’s common stock. The final voting results are set forth below.

(1) Election of 14 directors to serve until the 2022 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Non Votes
Jimmy Allen	40,622,185	40,419	4,060,211
William F. Andrews	40,376,489	286,115	4,060,211
James W. Ayers	40,551,210	111,394	4,060,211
J. Jonathan Ayers	40,551,486	111,118	4,060,211
William F. Carpenter III	40,180,612	481,992	4,060,211
Agenia W. Clark	40,448,570	214,034	4,060,211
James V. Cross IV	40,633,620	28,984	4,060,211
James L. Exum	40,085,897	576,707	4,060,211
Christopher T. Holmes	40,566,828	95,776	4,060,211
Orrin H. Ingram	39,777,612	884,992	4,060,211
Raja J. Jubran	40,235,203	427,401	4,060,211
Stuart McWhorter	40,607,911	53,728	4,060,211
Emily J. Reynolds	40,283,641	378,963	4,060,211
Melody J. Sullivan	40,385,775	276,829	4,060,211

(2) Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstain	Non Votes
44,659,067	18,126	45,622	0

(3) Approval of amendments to the company’s amended and restated charter to eliminate supermajority voting standards:

Votes For	Votes Against	Abstain	Non Votes
27,050,188	51,754	13,560,472	4,060,211

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Beth W. Sims
Beth W. Sims
Date: May 21, 2021		General Counsel and Corporate Secretary